LIBERTY NEWPORT GLOBAL EQUITY FUND
                                  (THE "FUND")

                            SUPPLEMENT TO PROSPECTUS
                               DATED MARCH 1, 2000

Subject to approval by the Board of Trustees of the Fund, a proposal to reorganize the Fund into the respective Acquiring Fund listed below will be submitted to the shareholders of the Fund. If shareholders of the Fund approve the proposal, all of the assets of the Fund will be transferred to the respective Acquiring Fund and shareholders of each Fund will receive shares of the Acquiring Fund in exchange for their shares. Shareholders of the Fund are scheduled to vote on the proposal at a special meeting of shareholders to be held on December 19, 2000. If approved, the reorganization is proposed to take place in January, 2001. Shareholders of the Fund will be mailed information detailing the proposal on or about November 8, 2000.


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FUND                         ACQUIRING FUND
---------------------------- --------------------------
Liberty Newport Global       Liberty Newport Global
Equity Fund                  Utilities Fund

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781-36/352D-1000                    October 16, 2000